                                                                    EXHIBIT 32.2

CERTIFICATION OF CHIEF FINANCIAL OFFICER PURSUANT TO SECTION 906 OF THE
SARBANES-OXLEY ACT OF 2002 (18 U.S.C. SECTION 1350)

         In connection with the Quarterly Report of Empire Resorts, Inc. (the
"Company") on Form 10-Q for the quarterly period ended September 30, 2006 as filed with the Securities and Exchange Commission on the date hereof (the
"Quarterly Report"), I, Ronald J. Radcliffe, Chief Financial Officer of the
Company, certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (18
U.S.C. Section 1350), that:

         (1) The Quarterly Report fully complies with the requirements of
Section 13(a) of the Securities Exchange Act of 1934; and

         (2) The information contained in the Quarterly Report fairly presents, in all material respects, the financial condition and results of operation of the Company.

Date: November 13, 2006
EMPIRE RESORTS, INC.

By:      /s/ Ronald J. Radcliffe
     -------------------------------------------
         Ronald J. Radcliffe
         Chief Financial Officer

A signed original of this written statement required by Section 906, or other document authenticating, acknowledging, or otherwise adopting the signature that appears in typed form within the electronic version of this written statement required by Section 906, has been provided to Empire Resorts, Inc. and will be retained by Empire Resorts, Inc. and furnished to the Securities and Exchange
Commission or its staff upon request.